Summary of Significant Accounting Policies	12 Months Ended
Dec. 31, 2023
Accounting Policies [Abstract]
Summary of Significant Accounting Policies
2. Summary of Significant Accounting Policies
Use of Estimates
The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions affecting the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenue and expenses during the reporting period. The most significant estimates and critical accounting policies involve reviewing assets for impairment, and determining the assumptions used in measuring share-based compensation expense.
Actual results could differ from these estimates. Management’s estimates and assumptions are reviewed regularly, and the effects of revisions are reflected in the financial statements in the periods they are determined to be necessary.
Cash and cash equivalents
The Company considers all highly liquid investments with maturities of three months or less at the time of purchase to be cash equivalents.
Cash and cash equivalents include cash in readily available checking, savings accounts and money market accounts. The Company maintains deposits in federally insured financial institutions in excess of federally insured limits. The Company has not experienced any losses in such accounts and believes it is not exposed to significant risk on its cash balances due to the financial position of the depository institution in which those deposits are held.
Financial Instruments
Financial instruments include cash equivalents, other current assets, accounts payable, accrued expenses, other liabilities and long-term debt. The carrying values of cash equivalents, other current assets, accounts payable, accrued expenses and other liabilities generally approximate fair value due to the short-term nature of these instruments. Based on level 3 inputs and the borrowing rates currently available for loans with similar terms, the Company believes the fair value of the long-term debt is materially
consistent with its carrying value.
Property and Equipment
Property and equipment are stated at cost, net of accumulated depreciation. Depreciation expense, which includes the amortization of capitalized leasehold improvements, is provided for on a straight-line basis over the estimated useful lives of the assets, or the life of the lease, whichever is shorter, and range from three
to five years. When assets are sold or otherwise disposed of, the cost and related accumulated depreciation are removed from the accounts and the resulting gain or loss, if any, is included in operations. Maintenance and repairs are charged to operations as incurred.
Impairment
The Company assesses its property and equipment for potential impairment when there is a change in circumstances that indicates carrying values of assets may not be recoverable. Such long-lived assets are deemed to be impaired when the undiscounted cash flows expected to be generated by the asset (or asset group) are less than the asset’s carrying amount. Any required impairment loss would be measured as the amount by which the asset’s carrying value exceeds its fair value and would be recorded as a reduction in the carrying value of the related asset and a charge to operating expense. The Company recognized no impairment losses during any of the periods presented in these financial statements.
Goodwill
The Company’s goodwill represents the excess of the cost over the fair value of net assets acquired from its business combinations. The determination of the value of goodwill arising from business combinations requires extensive use of accounting estimates and judgments to allocate the purchase price to the fair value of the net tangible and intangible assets acquired.
Goodwill is not amortized; however, it is assessed for impairment using fair value measurement techniques on an annual basis or more frequently if facts and circumstance warrant such a review. Goodwill is considered to be impaired if the Company determines that the carrying value of the reporting unit exceeds its fair value.
The Company performs its impairment test annually during the fourth quarter by comparing the Company’s estimated fair value, calculated from the Company’s market capitalization, to its carrying amount. The Company’s annual evaluation for impairment of goodwill consists of one reporting unit. The Company completed its most recent annual evaluation for impairment as of December 31, 2023, when the Company had stockholders’ deficit within its sole reporting unit of approximately $1.3 million, and concluded that no impairment existed.
Grant Revenue Recognition
In applying the provisions of Accounting Standards Codification (“ASC”) Topic 606, Revenue from Contracts with Customers (“ASC 606”), the Company has determined that government grants are out of the scope of ASC 606 because the funding entities do not meet the definition of a “customer,” as defined by ASC 606, as there is not considered to be a transfer of control of goods or services. With respect to the grant, the Company determines if it is a collaboration arrangement in accordance with ASC Topic 808, Collaborative Arrangements (“ASC 808”). For grants outside the scope of ASC 808, the Company applies International Accounting Standards No. 20, Accounting for Government Grants and Disclosure of Government Assistance, by analogy, and revenue is recognized when the Company incurs expenses related to the grant for the amount the Company is entitled to under the provisions of the contract.

The Company also considers the guidance in ASC Topic 730, Research and Development (“ASC 730”), which requires an assessment, at the inception of the grant, of whether the agreement is a liability. If the Company is obligated to repay funds received regardless of the outcome of the related research and development activities, then the Company is required to estimate and recognize that liability. Alternatively, if the Company is not required to repay the funds, then payments received are recorded as revenue or contra-expense as the expenses are incurred.
Deferred grant liability represents grant funds received or receivable for which the allowable expenses have not yet been incurred as of the balance sheet date.
Research and Development
Research and development expenditures, which are charged to operations in the period incurred, include costs associated with the design, development, testing and enhancement of the Company’s products, regulatory fees, the purchase of laboratory supplies, and pre-clinical
and clinical studies as well as salaries and benefits for the Company’s research and development employees.
Acquired
In-Process
Research and Development (IPR&D)
Acquired IPR&D represents the value assigned to research and development assets that have not reached technological feasibility. Upon the acquisition of IPR&D, the Company completes an assessment of whether the acquisition constitutes the purchase of a single asset or group of assets. The Company considers multiple factors in this assessment, including the nature of the technology acquired, the presence or absence of separate cash flows, the development process and stage of completion, quantitative significance, and the Company’s rationale for entering into the transaction.
The Company tests IPR&D assets for impairment as of December 31 of each year or more frequently if indicators of impairment are present. The authoritative accounting guidance provides an optional qualitative assessment for any indicators that indefinite-lived intangible assets are impaired. If it is determined that it is more likely than not that the indefinite-lived intangible assets, including IPR&D, are impaired, the fair value of the indefinite-lived intangible assets is compared with the carrying amount and impairment is recorded for any excess of the carrying amount over the fair value of the indefinite-lived intangible assets. There was no impairment of the Company’s IPR&D assets during 2023 or 2022.
Deferred Financing Costs and Other Debt-Related Costs
Deferred financing costs are capitalized, recorded as an offset to debt balances and amortized to interest expense over the term of the associated debt instrument using the effective interest method. If the maturity of the debt is accelerated because of default or early debt repayment, then the amortization would be accelerated.
Income Taxes
Income taxes are accounted for under the asset and liability method. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and operating loss and tax credit carry forwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income (loss) in the years in which those temporary differences are expected to be recovered or settled. Due to our history of losses, a full valuation allowance has been recognized against our deferred tax assets.
The Company’s policy is to recognize interest and penalties related to income tax matters in income tax expense. For the years ended December 31, 2023 and 2022, the Company has not recorded any interest or penalties related to income tax matters. The Company does not foresee any material changes to unrecognized tax benefits within the next twelve months.

Share-Based Compensation
The Company recognizes the fair value of all share-based payment awards in our statements of operations over the requisite vesting period of each award, which approximates the period during which the employee and non-employee
director is required to provide service in exchange for the award. The Company estimates the fair value of these options using the Black-Scholes option pricing model using assumptions for expected volatility, expected term, and risk-free interest rate. Expected volatility is based primarily on historical volatility and is computed using daily pricing observations for recent periods that correspond to the expected term of the options. The expected term represents the period of time that options are expected to be outstanding. Because the Company does not have historical exercise behavior, it determines the expected life assumption using the simplified method which is an average of the contractual term of the option and its vesting period. The risk-free interest rate is the interest rate for treasury instruments with maturities that approximate the expected term.
Segment Information
For the years ended December 31, 2023 and 2022, the Company is managed as a single operating segment, and therefore reports its results in one operating segment.
Loss Per Share
Basic per share data is computed by dividing net income or loss applicable to common stockholders by the weighted average number of common shares outstanding during the period. Diluted per share data is computed by dividing net income or loss applicable to common stockholders by the weighted average number of common shares outstanding during the period increased to include, if dilutive, the number of additional common shares that would have been outstanding as calculated using the treasury stock method. Potential common shares were related entirely to outstanding but unexercised options, warrants and convertible preferred stocks for all periods presented.
The Company excluded all potentially dilutive securities from the calculation of diluted loss per share attributable to common stockholders for the years ended December 31, 2023 and 2022, as their inclusion would be antidilutive.
Concentration Risk
Although the Company’s contracts with its vendors are not exclusive, the Company currently uses sole source providers for core materials used in its clinical trials.
Recently Issued Accounting Pronouncements
In June 2016, the FASB issued ASU
2016-13,
Financial Instruments—Credit Losses (Topic 326), Measurement of Credit Losses on Financial Instruments. The standard amends the impairment model by requiring entities to use a forward-looking approach based on expected losses to estimate credit losses for most financial assets and certain other instruments that are not measured at fair value through net income. For available-for-sale
debt securities, entities will be required to recognize an allowance for credit losses rather than a reduction in carrying value of the asset. Entities will no longer be permitted to consider the length of time that fair value has been less than amortized cost when evaluating when credit losses should be recognized. This new guidance is effective in the first quarter of 2023 for calendar-year SEC filers that are smaller reporting companies as of the one-time
determination date. Early adoption was permitted beginning in 2019. The Company adopted the new guidance as of January 1, 2023, which did not have a material impact on its financial statements and related disclosures.